FAIR VALUE- Roll forward (Details) - USD ($) $ in Thousands	12 Months Ended
	Feb. 29, 2024	Feb. 28, 2023
FAIR VALUE
Balance at the beginning	$ 106,675	$ 134,350
Purchases	61,688	6,845
Disposal	(7,206)	(8,710)
Transfer in due to reclassification		941
Changes in fair value	$ 1,368	$ (16,752)
Fair Value, Asset, Recurring Basis, Still Held, Unrealized Gain (Loss), Statement of Income or Comprehensive Income [Extensible Enumeration]	Net Income (Loss) Attributable to Noncontrolling Interest	Net Income (Loss) Attributable to Noncontrolling Interest
Impairment loss	$ (10,011)	$ (6,495)
Foreign exchange difference	(1,251)	(3,504)
Balance at the end	$ 151,263	$ 106,675